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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated May 17, 1994, included in BancTec, Inc.'s Form 10-K for the year ended March 27, 1994, and to all references to our firm included in this registration statement.



                                          Arthur Andersen LLP


Dallas, Texas
March 30, 1995